IPO PLUS AFTERMARKET FUND

a series of Renaissance Capital Greenwich Funds

Supplement dated April 9, 2004 to the Prospectus dated January 30, 2004

The following information supplements the information found in the “Access to Hot Issues” section on page 5.

ACCESS TO NEW ISSUES

Due to intense demand for a limited number of shares of “new issues”, individual investors acting alone may have difficulty obtaining shares of IPOs at the offering price.  A “new issue” is any initial public offering of an equity security.  In addition, individual investors may also be limited to those IPOs underwritten by the broker with whom the individual investor has an account.  By virtue of its size and institutional nature, the IPO Fund may have greater access to IPOs at the offering price.  However, there is no assurance that the IPO Fund will be able to obtain allocations of “new issues.”

The following information supplements the information found in the “Portfolio Managers” section beginning on page 9.

Effective April 15, 2004, Linda R. Killian will serve as the Chief Investment Officer and Portfolio Manager of the IPO Plus Aftermarket Fund.

The following information supplements the information found in the prospectus:

AFTER TAX RETURNS

The IPO Plus Aftermarket Fund had no income dividends or capital gain distributions during calendar year 2003 as it had a net loss carry-forward. Therefore, the Fund’s after-tax returns for that time are identical to its pre-tax returns.

AN IMPORTANT MESSAGE ABOUT OUR PRIVACY POLICY

As a broker-dealer and the investment advisor to the IPO Plus Aftermarket Fund, we at Renaissance Capital want to assure you that your privacy is important to us. We take every reasonable precaution to safeguard your personal information from unauthorized access.

We collect non-public personal information about you that we receive from you on the New Account or IRA Applications or other forms, correspondence or conversations.  We also collect information about your transactions with us, our affiliates, or others.

We do not sell or disclose any nonpublic personal information about you or your IPO Plus Fund Aftermarket account to anyone except as permitted by law.  For example, we disclose all of the information we collect, as described above, to our transfer agent so that they can process your transactions.  We restrict access to your nonpublic personal information to those employees who need to know that information so that they may provide products and services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standard to guard your nonpublic personal information.

If you own shares of the IPO Plus Aftermarket Fund through a financial intermediary including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your non-public personal information would be shared with nonaffiliated third parties.

For more information, visit our web site www.ipohome.com or call us toll free:

1-888-IPO-FUND (1-888-476-3863).

Please retain this Supplement with your Prospectus for future reference.